SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: June 12, 2002


                          WASATCH PHARMACEUTICAL, INC.
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             (Exact name of registrant as specified in its charter)

            UTAH                         0-22899                 84-0854009
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(State or other jurisdiction    (Commission File Number)   (IRS Employer ID No.)
     of incorporation)

                310 East 4500 South, Suite 450, Murray, UT 84107
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                    (Address of principal executive office)


     Registrant's telephone number, including area code: (801) 266-4668

                     714 East 7200 South, Midvale, Utah 84047
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          Former name or former address, if changed since last report)

ITEM 5. Other Events


         On June 6, 2002, the Board of Directors agreed to amend Wasatch's Articles of Incorporation to increase the authorized common shares from 5,000,000,000 to 20,000,000,000 shares of common stock. The par value remains at $.001 par value per share.

         Additional restricted shares were issued in trust as collateral in the following amounts:

                   Gary V. Heesch         2,150,000,000 shares
                   David K. Giles         2,150,000,000 shares
                   Collier Management     1,500,000,000 shares


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                             WASATCH PHARMACEUTICAL, INC.


Date:   June 12, 2002                        /s/  David K. Giles
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                                             David K. Giles, Secretary

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